Supplement to the
Fidelity® Series Broad Market Opportunities Fund (formerly Fidelity Broad Market Opportunities Fund)
November 28, 2009
Prospectus

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Christopher Sharpe and Geoff Stein have served as lead co-managers of the fund since June 2009.

Yun-Min Chai, John Dowd, John Harris, Benjamin Hesse, Robert Lee, Kristina Salen, Douglas Simmons, Tobias Welo, and Edward Yoon have served as co-managers of the fund since July 2010.

The following information replaces the similar information found in the "Fund Management" section beginning on page 17.

Christopher Sharpe is lead co-manager of the fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 2002, Mr. Sharpe has worked as an asset allocation director and portfolio manager.

Geoff Stein is lead co-manager of the fund, which he has managed since June 2009. He also manages other Fidelity funds. Since joining Fidelity Investments in 1994, Mr. Stein has served as director of the Portfolio Analysis Group, director of Portfolio Strategy for Strategic Advisers, Inc. (SAI), and as a portfolio manager.

The lead co-managers have primary responsibility for the day-to-day strategic oversight of the fund, including the coordination and implementation of the fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. The co-managers named below manage the sector central funds and assist the lead co-managers in formulating the fund's sector allocation strategy.

Yun-Min Chai is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Information Technology Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 1997, Mr. Chai has worked as a research analyst and portfolio manager.

John Dowd is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Energy Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Dowd has served as an equity research analyst and portfolio manager. Previously, he was a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 2005.

BMO-10-02 July 31, 2010
1.857395.107

Benjamin Hesse is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Financials Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Hesse has served as a research analyst and portfolio manager. Previously, he was a research analyst intern at Credit Suisse Asset Management in New York.

John M. Harris is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Consumer Discretionary Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Mr. Harris has served as a research analyst and portfolio manager. Previously, he worked as an equity analyst and portfolio manager for Morgan Stanley from 2002 until 2006.

Robert Lee is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Consumer Staples Central Fund. He also manages other Fidelity funds. Mr. Lee joined Fidelity Investments as a research analyst in 2001, after receiving an MBA from The Wharton School. He is also a member of FMR's Multi-Manager Group.

Kristina Salen is co-manager of the fund, which she has managed since July 2010, and is manager of Fidelity Telecom Services Central Fund. She also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Ms. Salen has worked as a research analyst and portfolio manager. Previously, she was an assistant vice president and equity analyst at Oppenheimer Capital in New York from 2002 until 2005.

Douglas Simmons is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Utilities Central Fund. He also manages other Fidelity funds. Mr. Simmons joined Fidelity Investments in 2003 after receiving his MBA from Harvard Business School. He is also a member of FMR's Multi-Manager Group.

Tobias W. Welo is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Industrials Central Fund and Fidelity Materials Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager. Previously, he worked as a research analyst and assistant portfolio manager for BlackRock.

Edward Yoon is co-manager of the fund, which he has managed since July 2010, and is manager of Fidelity Health Care Central Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in 2006, Mr. Yoon has served as a research analyst and portfolio manager. Previously, he worked for JPMorgan Asset Management as a research analyst and co-fund manager from 2002 until 2006.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Ms. Salen and Messrs. Chai, Dowd, Harris, Hesse, Lee, Sharpe, Stein, Simmons, Welo, and Yoon.